UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2020

IBERIABANK Corporation

(Exact name of registrant as specified in its charter)

Louisiana	001-37532	72-1280718
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Congress Street Lafayette, Louisiana		70501
(Address of principal executive offices)		(Zip Code)

(337) 521-4003

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $1.00 per share)	IBKC	The NASDAQ Stock Market, LLC
Depositary Shares, Each Representing a 1/400th Interest in a Share of 6.625% Perpetual Preferred Stock, Series B	IBKCP	The NASDAQ Stock Market, LLC
Depositary Shares, Each Representing a 1/400th Interest in a Share of 6.60% Perpetual Preferred Stock, Series C	IBKCO	The NASDAQ Stock Market, LLC
Depositary Shares, Each Representing a 1/400th Interest in a Share of 6.100% Perpetual Preferred Stock, Series D	IBKCN	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on July 1, 2020 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of November 3, 2019 (the “Merger Agreement”), by and between First Horizon National Corporation, a Tennessee corporation (“First Horizon”), and IBERIABANK Corporation, a Louisiana corporation (“IBKC”). Pursuant to the Merger Agreement, IBKC merged with and into First Horizon, with First Horizon as the surviving entity (the “Merger”), effective as of July 1, 2020.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 1, 2020, IBKC completed its previously announced merger of equals with IBKC. On the Closing Date, IBKC merged with and into First Horizon, with First Horizon continuing as the surviving corporation. Upon closing of the Merger, the separate existence of IBKC ceased.

Following the Merger, IBERIABANK, a subsidiary of IBERIABANK Corporation, merged with and into First Horizon Bank, a subsidiary of First Horizon, with First Horizon Bank continuing as the surviving bank (the “Bank Merger”). Upon closing of the Bank Merger, the separate existence of IBERIABANK ceased.

Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $1.00 per share, of IBKC (“IBKC Common Stock”) outstanding as of immediately prior to the Effective Time, other than certain shares held by IBKC or First Horizon, was converted into the right to receive 4.584 shares of common stock (the “Exchange Ratio”), par value $0.625 per share, of First Horizon (“First Horizon Common Stock”), plus, if applicable, cash in lieu of fractional shares of First Horizon Common Stock.

In addition, at the Effective Time, each outstanding share of 6.625% fixed-to-floating non-cumulative perpetual preferred stock, Series B, par value $1.00 per share, of IBKC (“IBKC Series B Preferred Stock”), 6.60% fixed-to-floating non-cumulative perpetual preferred stock, Series C, par value $1.00 per share, of IBKC (“IBKC Series C Preferred Stock”) and 6.100% fixed-to-floating non-cumulative perpetual preferred stock, Series D, par value $1.00 per share, of IBKC (“IBKC Series D Preferred Stock,” and together with the IBKC Series B Preferred Stock and IBKC Series C Preferred Stock, the “IBKC Preferred Stock”), other than shares of IBKC Preferred Stock for whom the shareholders properly demanded and did not withdraw a demand for, or lose their right to, appraisal rights pursuant to the Louisiana Business Corporation Act, was converted into the right to receive one share of an applicable newly issued series of rollover First Horizon preferred stock with terms that are the same as the terms of the applicable series of outstanding IBKC preferred stock (the “New First Horizon Preferred Stock”).

At the Effective Time, (1) except as set forth in clause (2), each IBKC equity award granted under IBKC’s equity compensation plans that was outstanding immediately prior to the Effective time accelerated in full and converted into shares of First Horizon Common Stock other than (i) IBKC stock options, which automatically converted into stock options with respect to First Horizon Common Stock and (ii) IBKC equity awards that could be settled only in cash, in each case, after giving effect to the Exchange Ratio and appropriate adjustments to reflect the consummation of the Merger and the terms and conditions applicable to such awards prior to the Effective Time; and (2) each IBKC equity award granted on or after November 3, 2019 and not in violation of the merger agreement that expressly provides for treatment in connection with the occurrence of the effective time that is different from the treatment prescribed in the Merger Agreement as set forth in clause (1) above, or as mutually agreed by the parties and a holder of any IBKC equity award, was converted into an equity award denominated in shares of First Horizon Common Stock, with the number of shares (and, in the case of stock options, the applicable exercise price) adjusted based on the Exchange Ratio.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 1, 2020, IBKC notified The NASDAQ Stock Market LLC (“NASDAQ”) of the impending consummation of the Merger and requested that NASDAQ (i) suspend trading of IBKC Common Stock and IBKC depositary shares representing IBKC Preferred Stock prior to the opening of trading on July 2, 2020, (ii) withdraw IBKC Common Stock and IBKC depositary shares representing IBKC Preferred Stock from listing on NASDAQ prior to the opening of trading on July 2, 2020 and (iii) file with the Securities and Exchange Commission (the “SEC”) on Form 25 a notification of delisting of IBKC Common Stock and IBKC depositary shares representing IBKC Preferred Stock and deregistration under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). As a result, IBKC Common Stock and IBKC depositary shares representing IBKC Preferred Stock will no longer be listed on NASDAQ.

Additionally, First Horizon, as successor to IBKC, intends to file with the SEC a certification on Form 15 under the Exchange Act requesting the deregistration of IBKC Common Stock and IBKC depositary shares representing IBKC Preferred Stock under Section 12(g) of the Exchange Act and the suspension of IBKC’s reporting obligations under Section 15(d) of the Exchange Act as promptly as practicable after the Effective Time.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

As of the Effective Time, each holder of a certificate or book-entry share representing any shares of IBKC Common Stock or IBKC Preferred Stock will cease to have any rights with respect thereto, except the right to receive the merger consideration as described above and subject to the terms and conditions set forth in the Merger Agreement.

The information set forth under Item 2.01, Item 3.01 and item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

On July 1, 2020, IBKC was merged with and into First Horizon pursuant to the Merger Agreement, with First Horizon as the surviving corporation.

The information set forth under Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time, in accordance with the terms the Merger Agreement, all of IBKC’s directors ceased serving as directors of IBKC, and the board of directors of First Horizon took action to expand the size of the board of First Horizon to seventeen (17). To fill the vacancies resulting from the increased size of the First Horizon and the voluntary resignation of three First Horizon directors prior to the Effective Time, the following individuals, each of whom was a member of the board of directors of IBKC immediately prior to the consummation of the Merger, were appointed to the board of directors of First Horizon and of First Horizon Bank: Daryl G. Byrd, Harry V. Barton, Jr., John N. Casbon, William H. Fenstermaker, J. Michael Kemp, Sr., Rick E. Maples, E. Stewart Shea, III and Rosa Sugrañes (collectively, the “New First Horizon Directors”). Ernest P. Breaux, Jr. and John E. Koerner III, each of whom is not a New First Horizon Director, voluntarily resigned as directors of IBKC effective as of the Effective Time.

Also at the Effective Time, in accordance with the terms of the Merger Agreement, all of IBKC’s executive officers ceased serving as executive officers of IBKC. At the Effective Time, Daryl G. Byrd, the former President and Chief Executive Officer of IBKC, was appointed as Executive Chairman of First Horizon, Terry Akins was appointed as Chief Risk Officer of First Horizon, Michael Brown was appointed as President, Regional Banking of First Horizon, Beth Ardoin was appointed as Chief Communications Officer of First Horizon, and Anthony Restel was appointed as Chief Operating Officer of First Horizon.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As of the Effective Time, the Articles of Incorporation and the Bylaws of IBKC ceased to be in effect by operation of law and the organizational documents of First Horizon (as successor to IBKC by operation of law), as in effect immediately prior to the Effective Time, remained the Restated Charter and Bylaws of First Horizon consistent with the terms of the Merger Agreement, which Restated Charter and Bylaws were amended and amended and restated, respectively, effective as of immediately prior to the Effective Time in accordance with the Merger Agreement. A copy of the Restated Charter of First Horizon and such Articles of Amendments to the Restated Charter and such Amended and Restated Bylaws of First Horizon are filed as Exhibits 3.1-3.4 of this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On July 2, 2020, IBKC and First Horizon issued a joint press release announcing the completion of the Merger, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of November 3, 2019 by and between First Horizon and IBKC (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K, filed by IBKC on November 7, 2019)

3.1	Restated Charter of First Horizon National Corporation (incorporated by reference to Exhibit 3.1 of the Current Report on Form 8-K of First Horizon National Corporation, filed July 25, 2018)

3.2	Articles of Amendment of First Horizon National Corporation—Authorized Common Stock

3.3	Articles of Amendment of First Horizon National Corporation—Preferred Stock

3.4	Amended and Restated Bylaws of First Horizon National Corporation, dated as of July 1, 2020

104	Cover Page Interactive Data File (formatted as inline XBRL document)

In addition, furnished as Exhibit 99.1 is a copy of the joint press release by IBKC and First Horizon, which was issued today.

Exhibit No.	Description of Furnished Exhibit

99.1	Joint Press Release, dated July 2, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon National Corporation
(as successor by merger to the registrant)

By:	/s/ Clyde A. Billings, Jr.
Name:	Clyde A. Billings, Jr.
Title:	Senior Vice President, Assistant General Counsel and Corporate Secretary

Dated: July 2, 2020